Exhibit 10.3

NS GROUP, INC. EQUITY PLAN
RESTRICTED STOCK UNITS AGREEMENT

     This Agreement (the “Agreement”) is made as of ___, 2___(the “Date of Grant”), by and between NS Group, Inc., a Kentucky corporation (the “Company”), and ___(the “Grantee”).

     1. Grant of Restricted Stock Units. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the NS Group, Inc. Equity Plan (the “Plan”), the Company hereby grants to the Grantee ___ restricted stock units (the “Restricted Stock Units”). Each Restricted Stock Unit represents the contingent right to receive one Common Share (the “Share” or collectively the “Shares”) in accordance with the terms of this Agreement.

     2. Vesting of Restricted Stock Units.

        (a) The Restricted Stock Units shall become nonforfeitable and converted to an equivalent number of Shares to the extent of one-third of the Restricted Stock Units specified in Section 1 on each of the first three anniversaries of the Date of Grant for so long as the Grantee remains in the continuous employ of the Company and its Subsidiaries. See Section 10 of this Agreement.

        (b) Notwithstanding the provisions of Section 2(a), the Restricted Stock Units shall immediately become nonforfeitable and converted to an equivalent number of Shares if, prior to the date the Restricted Stock Units become fully nonforfeitable pursuant to Section 2(a), and while the Grantee is in the employ of the Company and its Subsidiaries, (i) the Grantee dies or becomes permanently disabled (as determined by the Committee), or (ii) a Change in Control occurs.

     3. Forfeiture of Restricted Stock Units. The Restricted Stock Units shall be forfeited (to the extent such Restricted Stock Units have not become vested pursuant to Section 2) if the Grantee ceases to be continuously employed by the Company and its Subsidiaries. See Section 10 of this Agreement.

     4. Delivery of Shares. Subject to the terms and conditions of this Agreement, the Shares shall be delivered to the Grantee as soon as administratively practicable following the date that the corresponding Restricted Stock Units become nonforfeitable in accordance with Section 2 hereof. The Grantee shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in the Shares until such Shares have been delivered to the Grantee in accordance with this Section 4.

     5. Deferral of Settlement. To the extent permitted by law, the Committee may permit the Grantee to elect to defer the settlement of the Restricted Stock Units pursuant to such rules, procedures or programs as it may establish for purposes of this Agreement. The Committee also may provide that the deferred settlement includes the payment or crediting of dividend equivalents or interest on the deferred amounts.

     6. Transferability. The Restricted Stock Units may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee; provided, however, that the Grantee’s rights with respect to such Restricted Stock Units may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer or

Exhibit 10.3

NS GROUP, INC. EQUITY PLAN
RESTRICTED STOCK UNITS AGREEMENT

encumbrance in violation of the provisions of this Section 6 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such Restricted Stock Units.

     7. No Employment Contract. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment by the Company and its Subsidiaries, nor limit or affect in any manner the right of the Company and its Subsidiaries to terminate the employment or adjust the compensation of the Grantee.

     8. Taxes and Withholding. To the extent that the Company shall be required to withhold any federal, state, local or other taxes in connection with the delivery of the Shares, it shall be a condition to the delivery of the Shares that the Grantee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.

     9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws and listing requirements of the New York Stock Exchange or any national securities exchange; provided, however, notwithstanding any other provision of this Agreement, the Shares shall not be delivered if the delivery thereof would result in a violation of any such law or listing requirement.

     10. Continuous Employment. For purposes of this Agreement, the continuous employment of the Grantee with the Company and its Subsidiaries shall not be deemed to have been interrupted, and the Grantee shall not be deemed to have ceased to be an employee of the Company and its Subsidiaries, by reason of the transfer of his employment among the Company and its Subsidiaries or a leave of absence approved by the Committee.

     11. Adjustments. The Committee may make or provide for such adjustments in the number of Restricted Stock Units covered by this Agreement and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the Grantee’s rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets (including, without limitation, a special or large non-recurring dividend) or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for the Restricted Stock Units such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of the Restricted Stock Units.

     12. Amendments. Subject to the terms of the Plan, the Committee may modify this Agreement upon written notice to the Grantee. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. Notwithstanding the foregoing, no amendment of the Plan or this Agreement shall adversely affect the rights of the Grantee under this Agreement without the Grantee’s consent.

Exhibit 10.3

NS GROUP, INC. EQUITY PLAN
RESTRICTED STOCK UNITS AGREEMENT

     13. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     14. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. This Agreement and the Plan contain the entire agreement and understanding of the parties with respect to the subject matter contained in this Agreement, and supersede all prior written or oral communications, representations and negotiations in respect thereto. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the grant or settlement of the Restricted Stock Units.

     15. Successors and Assigns. Without limiting Section 6 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company.

     16. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the Commonwealth of Kentucky, without giving effect to the principles of conflict of laws thereof.

     17. Notices. Any notice to the Company provided for herein shall be in writing to the Company and any notice to the Grantee shall be addressed to the Grantee at his or her address on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class certified or registered mail, postage and fees prepaid, return receipt requested, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

     18. Unsecured Creditor. The Grantee acknowledges that no assets of the Company shall be segregated for the purpose of delivering Shares under this Agreement or shall be held (or deemed to be held) in trust for the benefit of the Grantee. It is the intention of the Grantee and the Company that all payment obligations under this Agreement shall constitute at all times general unsecured obligations of the Company.

Exhibit 10.3

NS GROUP, INC. EQUITY PLAN
RESTRICTED STOCK UNITS AGREEMENT

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and the Grantee has also executed this Agreement in duplicate, as of the day and year first above written.

NS GROUP, INC.

By:__________________
Name:
Title:

     The undersigned hereby acknowledges receipt of an executed original of this Agreement and accepts the award of Restricted Stock Units granted thereunder on the terms and conditions set forth herein and in the Plan.

____________________
Grantee

Date:________________